Exihbit 99.4
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BREITBURN ENERGY PARTNERS LP

	By:	BREITBURN GP LLC,
its general partner

Date: December 4, 2017	By:	/s/ Halbert S. Washburn
Halbert S. Washburn
Chief Executive Officer